UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

AMENDMENT NO.1 TO FORM 8-K

ON

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2011

RED MOUNTAIN RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-164968	27-1739487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2515 McKinney Avenue, Suite 900, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 871-0400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A of Red Mountain Resources, Inc. (the “Company”) is being filed to amend and restate the Current Report on Form 8-K of the Company filed on September 6, 2011 to provide the effective date of dismissal of the Company’s prior independent registered public accounting firm and engagement of its new independent registered public accounting firm. In addition, a new letter from the prior independent registered public accounting firm is attached hereto as Exhibit 16.1 in connection with its review of this Form 8-K/A.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 22, 2011, the Company engaged Hein & Associates LLP (“Hein”) as the Company’s independent registered public accounting firm, which engagement was subject to approval by the Company’s Board of Directors. On August 30, 2011, the Company’s Board of Directors approved the dismissal of L J Soldinger Associates LLC and the engagement of Hein as the Company’s independent registered public accounting firm. The engagement of L J Soldinger Associates LLC was terminated effective upon completion of L J Soldinger Associates LLC’s audit of the financial statements of Black Rock Capital Inc. (formerly Black Rock Capital LLC and predecessor to the Company) for the year ended May 31, 2011, which occurred on October 24, 2011.

LJ Soldinger Associates LLC’s report on the financial statements for the Company for the two fiscal years prior to its dismissal did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles except that the report of LJ Soldinger Associates LLC accompanying the Company’s audited financial statements as of January 31, 2011 and 2010 and for the year and period then ended, respectively, contained an explanatory paragraph indicating substantial doubt about the Company’s ability to continue as a going concern.

During the two fiscal years and the subsequent interim period preceding October 24, 2011, there were no disagreements with L J Soldinger Associates LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of L J Soldinger Associates LLC, would have caused L J Soldinger Associates LLC to make reference to the subject matter of the disagreements in connection with its report.

During the two fiscal years and the subsequent interim period preceding October 24, 2011, there were no “reportable events” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company provided L J Soldinger Associates LLC with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Amendment No. 1 to the Current Report on Form 8-K/A. The Company requested L J Soldinger Associates LLC to furnish a letter addressed to the Commission, attached hereto as Exhibit 16, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

2

During the two fiscal years and the subsequent interim period preceding the engagement of Hein, the Company did not consult Hein regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Hein concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

16	Letter from L J Soldinger Associates LLC regarding change in certifying accountant, dated June 21, 2012.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2012	RED MOUNTAIN RESOURCES, INC.

	By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer

4